                                                                    EXHIBIT 10.6


                               ARTICLES OF MERGER
                                 (PLAN ATTACHED)
                                       OF
                         EAST APARTMENT MANAGEMENT, INC.
                                      INTO
                        GABLES RESIDENTIAL SERVICES, INC.


         Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, the undersigned corporations adopt the following Articles of Merger.

         An Agreement and Plan of Merger has been approved and adopted in accordance with the provisions of Article 5.03 of the Texas Business Corporation Act providing for the merger of East Apartment Management, Inc. and Gables Residential Services, Inc., resulting in Gables Residential Services, Inc. being the surviving corporation. The Agreement and Plan of Merger is set forth as Exhibit A hereto.

         1. The names of the corporations participating in the merger and the States under the laws of which they are respectively organized are as follows:

                  Name of Corporation                      State
                  -------------------                      -------
                  Gables Residential Services, Inc.        Texas

                  East Apartment Management, Inc.          Georgia

         2. The Agreement and Plan of Merger was duly approved by the stockholders of each corporation as set forth below.

         3. As to each of the undersigned corporations, the approval of whose stockholders is required, the number of shares outstanding, the designation and number of outstanding shares of each class or series, and the total number of shares voted for and against the plan, respectively, are as follows:

                                    Number of                           Total         Total
                                    Shares                              Voted         Voted
Names of Corporations               Outstanding                         For           Against
---------------------------------------------------------------------------------------------
Gables Residential Services, Inc.   100 Class A Common                  100           0
                                    (Voting Stock)

                                    9,800 Class B Common                N/A           N/A
                                    (Non-Voting Stock)

East Apartment Management, Inc.     100 Class A Common                  100           0
                                    (Voting Stock)

                                    9,800 Class B Common                N/A           N/A
                                    (Non-Voting Stock)

         4. As to Gables Residential Services, Inc., the approval of the plan of merger was duly authorized by all action required by the laws of the State of Texas and by its constituent documents.

         5. As to East Apartment Management, Inc., the approval of the plan of merger was duly authorized by all action required by the laws of the State of Georgia and by its constituent documents.

         6. Article 4 of the Articles of Incorporation of Gables Residential Services, Inc. is hereby amended so as to read as follows:

                           The aggregate number of shares of capital stock which
                  the Corporation shall have the authority to issue is nineteen thousand eight hundred (19,800), of which 200 shares shall be known as Class A Common Stock with a par value of one cent ($.01) per share, and nineteen thousand six hundred (19,600) shares shall be known as Class B Common Stock with a par value of one cent ($.01) per share. The preferences, limitations, and relative rights of the Class A and Class B Common Stock shall be identical except (unless and to the extent otherwise made mandatory by law) the holders of Class B Common Stock shall have no right to vote for the election of directors or for any other purpose or consent in lieu thereof and shall not be entitled to receive notice of any meeting of shareholders and all voting rights shall be vested entirely in the holders of Class A Common Stock. The Corporation, subject to Articles
                  2.38 and 4.08 of the Texas Business Corporation Act, as amended, may purchase directly or indirectly, its own shares to the extent of the aggregate and unrestricted Capital or reduction surplus available therefor.

         7. The amendment to the Articles of Incorporation of Gables Residential Services, Inc. is adopted as of the date of the filing of these Articles of Merger with the Secretary of State of the State of Texas.

         8. There are 100 shares of Class A Common stock, par value $.01 per share, outstanding and entitled to vote. The amendment to the Articles of Incorporation of Gables Residential Services, Inc. was adopted by the unanimous written consent of stockholders on March 31, 2000 in accordance with Article
9.10 of the Texas Business Corporation Act and any written notice required by such Article has been given.

         9. An executed Agreement and Plan of Merger is on file at the principal place of business of Gables Residential Services, Inc., the surviving corporation, at 2925 Briarpark, Suite 1220, Houston, TX 77042. A copy of the Agreement and Plan of Merger will be furnished by Gables Residential Services, Inc., the surviving corporation, on written request and without cost, to any stockholder of such corporation.

Dated  March 31, 2000.            GABLES RESIDENTIAL SERVICES, INC.



                                  By: /s/ Chris D. Wheeler
                                      -----------------------------------------
                                  Name:  Chris D. Wheeler
                                  Title: President



Dated  March 31, 2000.            EAST APARTMENT MANAGEMENT, INC.



                                  By: /s/ Chris D. Wheeler
                                      -----------------------------------------
                                  Name:  Chris D. Wheeler
                                  Title: President

                                                                       Exhibit A


                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of March 31, 2000 by and between East Apartment Management, Inc., a Georgia corporation (the "Merging Company"), and Gables Residential Services, Inc., a Texas corporation (the "Surviving Company").

         WHEREAS, the Merging Company is a corporation duly organized and existing under the laws of the State of Georgia and the Surviving Company is a corporation duly organized and existing under the laws of the State of Texas;

         WHEREAS, the Board of Directors of the Merging Company and the Board of Directors of the Surviving Company have determined that it is advisable and to the advantage of each of the Merging Company and the Surviving Company to merge upon the terms and conditions herein provided and in accordance with the applicable laws of the State of Georgia and the State of Texas;

         NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Merging Company and the Surviving Company agree as follows:

         1. The Merger. In accordance with the provisions of this Agreement and the Georgia Business Corporation Code (the "GBCC") and the Texas Business Corporation Act (the "TBCA"), the Merging Company will be merged with and into the Surviving Company (the "Merger") at the Effective Time (as hereinafter defined). Following the Effective Time, the identity and separate existence of the Merging Company shall cease and all of the rights, titles, privileges, powers, franchises, properties, and assets of the Merging Company of any kind or nature shall be vested in the Surviving Company, and all debts, liabilities, duties and other obligations of the Merging Company shall attach to the Surviving Company, and, following the Effective Time, the Surviving Company shall continue its existence as a corporation, and the identity, rights, titles, privileges, powers, franchises, properties and assets of the Surviving Company shall continue unaffected and unimpaired by the Merger.

         2. Effective Time and Date. On the date hereof, the Merging Company and the Surviving Company shall cause the Merger to be consummated by
(i) filing Articles of Merger with the Secretary of State of the State of Georgia in such form as required by, and executed in accordance with, the GBCC, and (ii) filing Articles of Merger with the Secretary of State of the State of Texas in such form as required by, and executed in accordance with, the TBCA. The term "Effective Time" shall mean the time of the filings of Articles of Merger in accordance with this Section 2.

         3. Organizational Documents. The Articles of Incorporation of the Surviving Company as amended on the date hereof by the filing of the Articles of Merger at the Effective Time shall remain in effect until further amended as provided therein or as provided by law. The By-laws of the Surviving Company immediately prior to the Effective Time shall remain in effect until further amended as provided therein or as provided by law.

         4. Common Stock. At the Effective Time, each share of Class A Common Stock, par value $.01 per share, and each share of Class B Common Stock, par value $.01 per share, of the Merging Company then outstanding shall, by virtue of the Merger and without any action on the part of any stockholder of the Merging Company, be converted into the right to receive shares of fully paid and non-assessable shares of Class A Common Stock or Class B Common Stock of the Surviving Company, respectively, in accordance with Schedule A attached hereto.

         5. Additional Actions. If, at any time on and after the Effective Time, the Surviving Company or its successors and assigns shall consider or be advised that any further assignments or assurances in law or any organizational or other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Company title to and possession of any property or right of the Merging Company acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Merging Company and its members, managers and officers shall be deemed to have granted to the Surviving Company an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Company and otherwise to carry out the purposes of this Agreement; and the directors and officers of the Surviving Company are fully authorized in the name of the Merging Company or otherwise to take any and all such action.

         6. Amendment and Abandonment. Subject to applicable law, at any time prior to the Effective Time, the officer(s) and director(s) of the Surviving Company and of the Merging Company may amend or abandon this Agreement, without the vote of the their respective stockholders.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written on behalf of the Merging Company and the Surviving Company.


                                SURVIVING COMPANY

                                GABLES RESIDENTIAL SERVICES, INC.



                                By: /s/ Chris D. Wheeler
                                    -------------------------------------------
                                Name:  Chris D. Wheeler
                                Title: President


                                MERGING COMPANY

                                EAST APARTMENT MANAGEMENT, INC.



                                By: /s/ Chris D. Wheeler
                                    -------------------------------------------
                                Name:  Chris D. Wheeler
                                Title: President

                                   SCHEDULE A

STOCKHOLDER                              NUMBER OF SHARES OF        NUMBER OF SHARES OF
                                         MERGING COMPANY CLASS A    SURVIVING COMPANY CLASS
                                         COMMON STOCK               A COMMON STOCK
Gables Realty Limited Partnership          1                          1

Marvin R. Banks, Jr.                      33                         33

C. Jordan Clark                           33                         33

Chris D. Wheeler                          33                         33

 TOTALS                                  100                        100


STOCKHOLDER                              NUMBER OF SHARES OF        NUMBER OF SHARES OF
                                         MERGING COMPANY CLASS B    SURVIVING COMPANY CLASS
                                         COMMON STOCK               B COMMON STOCK
Gables Realty Limited Partnership        9800                       9800

TOTALS                                   9800                       9800